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                            SAFECO LIFE INSURANCE COMPANY
                 SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 30, 1997
                          SUPPLEMENT DATED OCTOBER 30, 1997

The following information supplements disclosures for the Lexington Natural Resource Trust and Lexington Emerging Markets Fund under the heading "Lexington Natural Resources Trust and Lexington Emerging Markets Fund, Inc." on page 20 of the PREMIER Accumulation Life Prospectus:


The adviser does not reimburse any expenses for the Lexington Natural Resources Trust. For the period May 1, 1996 through April 30, 1997, the adviser voluntarily limited management and operating expenses for Lexington Emerging Markets Fund to a maximum of 1.75%. Beginning May 1, 1997, the adviser will no longer reimburse the Fund to the extent that management and operating expenses exceed 1.75%. For the one year ended December 31, 1996, the adviser voluntarily waived or reimbursed expenses. Total expenses for the period, after reimbursement, were 1.64%. Without reimbursement, total expenses would have been 2.23%.